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Exhibit 10.3

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         REGISTRATION RIGHTS AGREEMENT ("Agreement") dated as of November 17, 1999, among PHONETEL TECHNOLOGIES, INC., an Ohio corporation (the "Company"), and the parties hereto identified on Exhibit A, as may be amended from time to time (the "Shareholders").

         WHEREAS, in connection with the proposed Joint Reorganization Plan of the Company and Cherokee Communications, Inc. (the "Plan"), the Company has agreed to issue, upon confirmation of the Plan, to the holders of its 12% Senior Notes due 2003 (the "Note Holders") shares of its common stock, $0.01 par value per share ("Common Stock");

         WHEREAS, certain of the Note Holders are anticipated to be Shareholders following the issuance to them of Common Stock as referenced above;

         WHEREAS, as an inducement to approve the Plan the Shareholders have required, and the Company has agreed to grant, registration rights with respect to those shares of Common Stock to be issued in connection with the Plan; and

         WHEREAS, the parties hereto deem it to be in their respective best interest to set forth the respective rights and obligations of the parties in connection with public offerings and sales of the Common Stock held by the Shareholders.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereby agree as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         "Commission" shall mean the Securities and Exchange Commission or any other successor federal agency having similar powers.

         "Effective Date" shall mean the date of Plan confirmation.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "Other Shares" shall mean at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

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         "Primary Shares" shall mean at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

         "Registrable Shares" shall mean the shares of Common Stock held by the Shareholders which constitute Restricted Shares.

         "Restricted Shares" shall mean the shares of Common Stock which are held by a Shareholder and which have not theretofore been sold to the public pursuant to a registration statement under the Securities Act or sold pursuant to Rule 144 or an exemption from registration under the Securities Act.

         "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto.

         "Securities Act" shall mean the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "Transfer" shall mean any disposition of any Restricted Shares or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act other than any such disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and blue sky laws.

         SECTION 2. DEMAND REGISTRATION. On and after the Effective Date, if the Company shall be requested by holders of at least five percent (5%) of the outstanding Common Stock of the Company to effect the registration under the Securities Act of all or a part of their Registrable Shares, then the Company shall, within 10 days of such request, deliver a written notice of such proposed registration to all holders of outstanding Registrable Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by the holders of Registrable Shares who or which shall respond in writing to the Company's notice within 15 days after delivery thereof. The Company shall promptly thereafter use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

                  (a) The Company shall not be obligated to use its best efforts to file and cause to become effective (i) more than two (2) registration statements initiated pursuant to this Section 2 or (ii) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days;



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                  (b) With respect to any registration pursuant to this Section
         2, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter, in consultation with a majority-in-interest of the Shareholders, advises the Company, in writing, that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                           (i) first, the Registrable Shares requested to be
                  included in such registration by the Shareholders (in such proportion as such participating Shareholders shall agree);

                           (ii) second, the Primary Shares; and

                           (iii) third, the Other Shares, in such proportion as
                  shall be determined by the Company.

                  (c) REGISTRATION STATEMENT FORM. Each registration requested pursuant to this Section shall be effected by the filing of a registration statement on Form S-1, Form S-2 or Form S-3 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such forms as presently constituted), unless the use of a different form is (i) required by law or (ii) permitted by law and agreed to in writing by holders holding at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested pursuant to this Section. At any time after the Company has issued and sold any shares of its capital stock registered under an effective registration statement under the Securities Act, or after the Company shall have registered any class of equity securities pursuant to
         Section 12 of the Exchange Act, it will use its best efforts to qualify for registration on Form S-2 or Form S-3 (or any other comparable form hereinafter adopted).

         SECTION 3. PIGGYBACK REGISTRATION. On and after the Effective Date, if the Company at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), then each such time it shall promptly give written notice to all holders of outstanding Registrable Shares of its intention so to register the Primary Shares or Other Shares and, upon the written request, given within 30 days after receipt of any such notice by the Company, of the holders of Registrable Shares to include in such registration Registrable Shares held by such holders (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however that if the managing underwriter, in consultation with a majority of in-interest of the Shareholders, advises the Company, in writing, that the inclusion of all such Registrable Shares, or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of Primary Shares proposed to be registered by the



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Company, then the number of Primary Shares, Registrable Shares, and Other Shares
proposed to be included in such registration shall be included in the following order:

                           (i) first, the Primary Shares; and

                           (ii) second, the Registrable Shares requested to be
                  included in such registration by the Shareholders (pro rata based upon the number of Registrable Shares requested to be included in such registration by each such Shareholder); and

                           (iii) third, the Other Shares in such proportion as
                  shall be determined by the Company.

         SECTION 4. HOLDBACK AGREEMENT. On and after the Effective Date , if the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2 or 3) for sale to the public, the Shareholders shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Restricted Shares (other than those shares of Common Stock included in such registration pursuant to Sections 2 or 3) without the prior written consent of the Company for a period designated by the Company in writing to the holders of Registrable Shares, which period shall not begin more than ten (10) days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement.

         SECTION 5. PREPARATION AND FILING. If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

                  (a) Prepare and file with the Commission as soon as practicable, but not later than ninety (90) days after receipt of a request pursuant to Section 2 or Section 3 of this Agreement, as the case may be, use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier);

                  (b) furnish, at least ten business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus (including any documents proposed to be incorporated by reference and any exhibits thereto), to one counsel selected by the holders of a majority in interest of Registrable Shares (the "Shareholders' Counsel"), copies for review and comment during such ten days of all such documents proposed to be filed (it being understood that such ten-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Shareholders' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                  (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith and such other



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         documents as may be necessary to keep such registration statement effective for at least a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares and promptly furnish copies, without charge, of all such amendments, supplements and other related documents to Shareholders' Counsel;

                  (d) notify in writing the Shareholders' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission relating to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amendment or supplement thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and furnish copies of all such notices to Shareholders' Counsel;

                  (e) use all reasonable efforts to cause the Commission to terminate any stop order as soon as possible;

                  (f) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Stockholders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the holders of Registrable Shares to consummate the disposition in such jurisdictions of such Registrable Shares; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (f);

                  (g) furnish to the holders of Registrable Shares such number of copies of a registration statement, summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the holders of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                  (h) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the holders of Registrable Shares to consummate the disposition of such Registrable Shares;

                  (i) notify each holder of Registrable Securities covered by such registration statement (i) if such registration statement, at the time it or any amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and,



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         as promptly as practicable, prepare and file with the Commission a post-effective amendment to such registration statement and use best efforts to cause such post-effective amendment to become effective such that such registration statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, if the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, as promptly as is practicable, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (j) make available for inspection by the holders of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the holders of Registrable Shares or any underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information , whether in writing or by consultation, (together with the Records, the "Information") reasonably requested by any such holders of Registrable Shares or the Inspectors in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
         (iii) such Information has been made generally available to the public. The holders of Registrable Shares agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                  (k) use its best efforts to obtain from its independent certified public accountants who issued an audit report on the Company's financial statements included the registration statement comfort letters, addressed to the Shareholders, in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

                  (l) use its best efforts to obtain from counsel experienced in securities laws matters an opinion or opinions in customary form, dated as of the effective date and addressed to the Shareholders;



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                  (m) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

                  (n) issue to any underwriter to which the holders of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

                  (o) list such Registrable Shares on the national securities exchange, if any on which any shares of the Common Stock are listed;

                  (p) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act; and

                  (q) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

         SECTION 6. EXPENSES. All expenses incurred by the Company in complying with Section 5, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Associations of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of the Shareholders' Counsel, shall be paid by the Company; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares shall not be borne by the Company but shall be borne by the holders of Registrable Shares in proportion to the number of Registrable Shares sold by each of them.

         SECTION 7. INDEMNIFICATION. In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holders of Registrable Shares, their directors, officers and employees each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or
(ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or any documents incident to registration or qualification of any Registrable Shares or necessary to make the statements therein not misleading or, with respect to any prospectus,



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necessary to make the statements therein in light of the circumstances under which they were made not misleading, or (iii) any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the holders of Registrable Shares or underwriter. specifically for use in the preparation thereof.

         In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 7) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such holder of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

         Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable



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defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this
Section 7. The indemnifying party shall not be liable to indemnify any indemnified party for any settlement or consent to judgment effected without the indemnifying party's consent (but such consent will not be unreasonably withheld).

         If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         SECTION 8. UNDERWRITING AGREEMENT. Notwithstanding the provisions of Sections 4, 5, 6 and 7 to the extent that the holders of Registrable Shares shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be of no force or effect with respect to such registration.

         SECTION 9. INFORMATION BY HOLDER. Each of the holders of Registrable Shares proposing to sell the same pursuant to a registration to which this Agreement relates shall furnish to the Company such written information regarding the holders of Registrable Shares and the distribution proposed by such holders of Registrable Shares as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         SECTION 10. RULE 144; LEGENDED SECURITIES; ETC. If the company shall have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act relating to any class of equity securities, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Shares, make publicly available such information as necessary to permit sales pursuant to Rule 144), and will take such further action as



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any holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. The Company will issue new certificates for Registrable Shares with a legend restricting further transfer unless such shares have been (i) sold to the public pursuant to an effective registration statement under the Securities Act or sold to a non-affiliate pursuant to Rule 144, or
(ii) the transferee or holder of the shares has expressly requested in writing the removal of the legend and such removal is otherwise permitted under the Securities Act.

         SECTION 11. NO CONFLICT OF RIGHTS. The Company represents and warrants to the holders of Registrable Shares that the registration rights granted hereunder to the holders of Registrable Shares do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

         SECTION 12. TERMINATION. The registration rights provided in Section 2 hereof shall expire at the earlier of (i) three (3) years following the Effective Date or (ii) such time as the Registrable Shares may be freely sold by the Shareholders in compliance with the Securities Act without registration thereunder and without restriction, including pursuant to the provisions of
Section 4(1) of the Securities Act or Rule 144 promulgated thereunder or any successor exemption.

         SECTION 13. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Company and the holders of Registrable Shares and, subject to Section 14, the respective successors and assigns of the Company and holders of Registrable Shares.

         SECTION 14. ASSIGNMENT. Each holder of Registrable Shares may assign its rights hereunder to any purchaser or transferee of Restricted Shares holding at least 1% or more of all outstanding Common Stock at the date of assignment; PROVIDED, HOWEVER, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a seller or transferor hereunder whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement.

         SECTION 15. ENTIRE AGREEMENT. This Agreement, and the other writings referred to therein or delivered pursuant thereto, contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         SECTION 16. NOTICES. All notices and other communications in connection with this Agreement shall be in writing. Any notice or other communication in connection herewith shall be deemed duly given to any party (a) two business days after it is sent by express, registered or certified mail, return receipt requested, postage prepaid or (b) one business day after it is sent by overnight courier, in each case, to the address of such party set forth beneath its name on Schedule A hereto, or to such other address as such party may have designated to the company in writing, and if to the Company to the following address:



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                  PhoneTel Technologies, Inc.
                  1001 Lakeside Avenue, 7th Floor
                  Cleveland, Ohio 44114
                  Attn: Corporate Secretary

         With a copy to:

                  Hahn Loeser & Parks LLP
                  3300 BP Tower
                  200 Public Square
                  Cleveland, Ohio 44114
                  Attn: F. Ronald O'Keefe, Esq.

or at such other address or addresses as the Company may have designated in writing to each holder of Registrable Securities at the time outstanding. Copies of any notice or other communication given under the Agreement shall also be given to:

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York 10022
                  Attn:  Steven R. Gross, Esq.

Any party may give any notice or other communication in connection herewith using any other means (including, but not limited to, personal delivery, messenger service, telecopy, telex or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended.

         SECTION 17. MODIFICATIONS; AMENDMENTS; WAIVERS. The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by (i) the Company and
(ii) the holders of at least a majority of the Registrable Shares then issued and outstanding.

         SECTION 18. COUNTERPARTS. This Agreement-may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts taken together shall constitute one and the same agreement.

         SECTION 19. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         SECTION 20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Ohio without giving effect to any choice or conflict of law provision or rule (whether in the State of Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio.

         SECTION 21. SEVERABILITY. If any provision of this Agreement is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses, Sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

         SECTION 22. CONSENT TO JURISDICTION. Each party irrevocably submits to the exclusive jurisdiction of (a) the Court of Common Pleas of Cuyahoga County, Ohio, and (b) the United States District Court for the Northern District of Ohio, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any such suit, action or proceeding except in such courts). Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any such suit, action or proceeding. Each party irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding in (i) the Court of Common Pleas of Cuyahoga County, Ohio, and (ii) the United States District Court for the Northern District of Ohio, that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         SECTION 23. WAIVER OF JURY TRIAL. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section.

         IN WITNESS WHEREOF, the undersigned parties hereto hereby agree to the terms and conditions of this Registration Rights Agreement as of the date first written above.

                                        PHONETEL TECHNOLOGIES, INC.

                                        By: /s/ T. Martin
                                           -------------------------------------
                                        Its: SECRETARY
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned parties hereto hereby agree to the terms and conditions of this Registration Rights Agreement as of the date first written above.


                                            /s/ Peter G. Graf
                                            ------------------------------------
                                            Peter G. Graf, an individual

         IN WITNESS WHEREOF, the undersigned parties hereto hereby agree to the terms and conditions of this Registration Rights Agreement as of the date first written above.


                                                AXP Bond Fund, Inc.

                                                By: /s/ Frederick C. Quirsfeld
                                                   -----------------------------
                                                Its: Vice President
                                                    ----------------------------

         IN WITNESS WHEREOF, the undersigned parties hereto hereby agree to the terms and conditions of this Registration Rights Agreement as of the date first written above.


                                                High Yield Portfolio

                                                By: /s/ Frederick C. Quirsfeld
                                                   -----------------------------

                                                Its: Vice President
                                                     ---------------------------

         IN WITNESS WHEREOF, the undersigned parties hereto hereby agree to the terms and conditions of this Registration Rights Agreement as of the date first written above.


                                              AXP Variable Portfolio - Bond Fund

                                              By: /s/ Frederick C. Quirsfeld
                                                 -------------------------------

                                              Its: Vice President
                                                   -----------------------------

         IN WITNESS WHEREOF, the undersigned parties hereto hereby agree to the terms and conditions of this Registration Rights Agreement as of the date first written above.


                                           AXP Variable Portfolio - Managed Fund

                                           By:  /s/ Frederick C. Quirsfeld
                                              ----------------------------------

                                           Its: Vice President
                                                --------------------------------

         IN WITNESS WHEREOF, the undersigned parties hereto hereby agree to the terms and conditions of this Registration Rights Agreement as of the date first written above.


                                   IDS Life Series Fund, Inc. - Income Portfolio

                                   By: /s/ Frederick C. Quirsfeld
                                       -----------------------------------------

                                   Its: Vice President
                                        ----------------------------------------

         IN WITNESS WHEREOF, the undersigned parties hereto hereby agree to the terms and conditions of this Registration Rights Agreement as of the date first written above.


                                    IDS Life Series Fund, Inc.-Managed Portfolio

                                    By: /s/ Frederick C. Quirsfeld
                                       -----------------------------------------

                                    Its: Vice President
                                        ---------------------------------------

         IN WITNESS WHEREOF, the undersigned parties hereto hereby agree to the terms and conditions of this Registration Rights Agreement as of the date first written above.


                                      AXP Variable Portfolio - Extra Income Fund

                                      By: /s/ FREDERICK C. QUIRSFELD
                                         ---------------------------------------

                                      Its: Vice President
                                           -------------------------------------

                                    EXHIBIT A
                                    ---------

                                  SHAREHOLDERS
                                  ------------

         Peter G. Graf

         AXP Bond Fund, Inc.

         High Yield Portfolio

         AXP Variable Portfolio - Bond Fund

         AXP Variable Portfolio - Managed Fund

         IDS Life Series Fund, Inc. - Income Portfolio

         IDS Life Series Fund, Inc. - Managed Portfolio

         AXP Variable Portfolio - Extra Income Fund